Supplement dated August 18, 2003

to the Prospectus
dated May 1, 2003
for
Nonparticipating Flexible Premium Variable Life Insurance
Policies
issued by
Farm Bureau Life Insurance Company
and its
Farm Bureau Life Variable Account

This Supplement updates certain information contained in your Prospectus.
Please read it carefully and retain it for future reference.

The following is incorporated at the end of the first paragraph under the heading, "THE POLICY - Purchasing the Policy" on page 22:

(The Company may issue a Policy with a minimum Specified Amount of $25,000.We must receive an initial payment of at least 90% of the Guideline Single Premium (as defined under Internal Revenue
 Code Section 7702) for any Policy issued with a Specified Amount from $25,000 to $49,999.)